Exhibit 10.14 Purchase Order No. K00-584514 with Bechtel BWXT Idaho, LLC

BBWI Form                                                                Page 1
PROC-1811b
01/00
                          PURCHASE ORDER NO. K00-584514
                         BECHTEL BWXT IDAHO, LLC (BBWI)
                               225 Fremont Avenue
                    P.O. Box 1625, Idaho Falls, ID 83415-3521
         OPERATING UNDER U.S. GOVERNMENT CONTRACT NO. DE-AC07-99ID13727

To:  Orbit Technologies, Inc.                        Effective Date: 06/27/2000
     5950 La Place Court, Suite 140
     Carlsbad, CA 92008

     To: J.A. Giansiracusa                           Completion Date: 12/31/2000
     Phone: (760) 918-9168
     Fax No.: (760) 918-9213
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1.  STATEMENT OF WORK
--  -----------------

         1.1. The Subcontractor shall furnish the following services, in accordance with the requirements, terms and conditions specified or referenced in this Purchase Order:

------------ ----- -------- ---------------------------------------------- ----------------- -----------------
Item No.     Qty.  UOM                       Description                   Unit Price        Extended Price
------------ ----- -------- ---------------------------------------------- ----------------- -----------------
1            1     JB       OU 7-13/14 In-Situ Grout Treatability Study         $227,351.00       $227,351.00
                            Bench Testing in accordance with the
                            Statement of Work entitled "OU 7-13/14
                            In-Situ Gout Treatability Study Bench
                            Testing." Dated 05/11/2000
------------ ----- -------- ---------------------------------------------- ----------------- -----------------

2.  RESOURCES
--  ---------

         2.1 The Subcontractor shall provide all resources, e.g., materials, labor, tooling, equipment and facilities, necessary to fulfill the requirements of this Purchase Order, except as otherwise specified.

3.  APPLICABLE DOCUMENTS
--  --------------------

        The following document(s) are incorporated into, and become a part of, this Purchase Order:

------------------------------------- ----------------------------------- -----------------------------------
Procurement Agent: Tonya K. Pearson   Telephone: (208) 526-1544           Fixed Price: $227,351.00
------------------------------------- ----------------------------------- -----------------------------------
Ship via: N/A                         F.O.B./Trans.: N/A                  Cash Terms: Net 30 Days
------------------------------------- -----------------------------------------------------------------------
Billing Address:                      Signed:/s/PS Simond                                           6/27/00
----------------                             --------------------------------------------------------------
Accounts Payable                             Bechtel BWXT Idaho, LLC                                Date
BBWI
P.O. Box 1625                         Title: BM Procurement Manager
Idaho Falls, ID 83415-3117
Tonya K. Pearson                      Signed:/s/James A. Giansiracusa                               6/27/00
                                             --------------------------------------------------------------
                                             (Subcontractor's Official)

                                      Title:    __________________________________________

                                      Return one signed copy of this Purchase Order to BBWI.
------------------------------------- -----------------------------------------------------------------------